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                           FIRST AMERICAN FUNDS, INC.

                            TREASURY OBLIGATIONS FUND

                       SUPPLEMENT DATED FEBRUARY 23, 2009
                   TO THE PROSPECTUSES DATED OCTOBER 31, 2008

Currently, Treasury Obligations Fund invests exclusively in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Yields on U.S. Treasury obligations are at extremely low levels. In order to avoid generating negative yields in the fund, the fund's board of directors has approved expanding the fund's investment universe to include the investments identified below.

Effective March 30, 2009, Treasury Obligations Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in:

     - obligations other than U.S. Treasury obligations that are issued by the U.S. government, its agencies or instrumentalities.

     - obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program (the "FDIC program"), as described below.

     -    repurchase agreements secured by any of the foregoing obligations.

Under the FDIC program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by eligible entities, including FDIC-insured depository institutions, U.S. bank holding companies, U.S. financial holding companies, and certain U.S. savings and loan holding companies. The FDIC guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the fund itself.

Investments in the securities referenced above present risks in addition to those disclosed in the fund's prospectus. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government, certain securities issued by U.S. government agencies and instrumentalities are not. If an agency or instrumentality of the U.S. government is unable to meet its obligations with respect to a security held by the fund, the value of your investment could decline. FDIC-guaranteed debt obligations are subject to the risk that payments by the FDIC pursuant to its guarantee will be delayed from the date payments are due under the terms of the debt.

To request a copy of a Prospectus, please call 800 677-FUND.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

                                                                    FAF-TREASOBS